                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)                                 FUND
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME TRUST II
 SERIES)                                INVESCO MANAGEMENT TRUST
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MUNICIPAL INCOME
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   OPPORTUNITIES TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL OPPORTUNITY TRUST
 INVESTMENT FUNDS)                      INVESCO MUNICIPAL TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO PENNSYLVANIA VALUE MUNICIPAL
 (INVESCO INVESTMENT SECURITIES FUNDS)  INCOME TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO QUALITY MUNICIPAL INCOME TRUST
 FUNDS)                                 INVESCO SECURITIES TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SENIOR INCOME TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SENIOR LOAN FUND
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 TREASURER'S SERIES TRUST)              MUNICIPALS
 AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
 TRUST II
 INVESCO BOND FUND

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES                                                                   EXPIRATION
         TRUST)                           WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
--------------------------  ------------------------------------------------ -------------- ----------
 Invesco Strategic Real      Invesco will waive advisory fees in an amount     4/30/2014    06/30/2016
 Return Fund                equal to the advisory fees earned on underlying
                                        affiliated investments

  AIM INVESTMENT FUNDS                                                                      EXPIRATION
(INVESCO INVESTMENT FUNDS                 WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
-------------------------   ------------------------------------------------ -------------- ----------
 Invesco Global Targeted     Invesco will waive advisory fees in an amount     12/17/2013   06/30/2016
 Returns Fund               equal to the advisory fees earned on underlying
                                        affiliated investments

 Invesco Strategic           Invesco will waive advisory fees in an amount      5/2/2014    06/30/2016
 Income Fund                equal to the advisory fees earned on underlying
                                        affiliated investments

 Invesco Unconstrained       Invesco will waive advisory fees in an amount     10/14/2014   06/30/2016
 Bond Fund                  equal to the advisory fees earned on underlying
                                        affiliated investments

 AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S                                                                  EXPIRATION
      SERIES TRUST)                       WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
--------------------------  ------------------------------------------------ -------------- ----------

 Premier Portfolio          Invesco will waive advisory fees in the amount      2/1/2011    12/31/2015
                            of 0.07% of the Fund's average daily net assets

 Premier U.S.               Invesco will waive advisory fees in the amount      2/1/2011    12/31/2015
 Government Money           of 0.07% of the Fund's average daily net assets
 Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                                  COMMITTED
PORTFOLIO                                      EFFECTIVE DATE       UNTIL
---------                                     ----------------- -------------
Invesco American Franchise Fund               February 12, 2010 June 30, 2016
Invesco California Tax-Free Income Fund       February 12, 2010 June 30, 2016
Invesco Core Plus Bond Fund                     June 2, 2009    June 30, 2016
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010 June 30, 2016
Invesco Equity and Income Fund                February 12, 2010 June 30, 2016
Invesco Floating Rate Fund                      July 1, 2007    June 30, 2016
Invesco Global Real Estate Income Fund          July 1, 2007    June 30, 2016
Invesco Growth and Income Fund                February 12, 2010 June 30, 2016
Invesco Low Volatility Equity Yield Fund        July 1, 2007    June 30, 2016
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010 June 30, 2016
Invesco S&P 500 Index Fund                    February 12, 2010 June 30, 2016
Invesco Small Cap Discovery Fund              February 12, 2010 June 30, 2016
Invesco Strategic Real Return Fund             April 30, 2014   June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2016
Invesco Summit Fund                               July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco European Small Company Fund            July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                July 1, 2007   June 30, 2016
Invesco International Small Company Fund       July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                  July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Alternative Strategies Fund           February 12, 2010  June 30, 2016
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2016
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco Asia Pacific Growth Fund               July 1, 2007   June 30, 2016
Invesco European Growth Fund                   July 1, 2007   June 30, 2016
Invesco Global Growth Fund                     July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund             August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund     July 1, 2007   June 30, 2016
Invesco International Core Equity Fund         July 1, 2007   June 30, 2016
Invesco International Growth Fund              July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund             August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco All Cap Market Neutral Fund           December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/         May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy
Fund/2/                                       November 29, 2010   June 30, 2016
Invesco China Fund                               July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                  July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund             May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt
Fund                                            June 14, 2010     June 30, 2016
Invesco Endeavor Fund                            July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                  July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund               May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund            December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/       September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/       December 17, 2013   June 30, 2016
Invesco International Total Return Fund          July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund                December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund  December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund       December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                 December 17, 2013   June 30, 2016
Invesco MLP Fund                               August 29, 2014    June 30, 2016
Invesco Pacific Growth Fund                   February 12, 2010   June 30, 2016
Invesco Premium Income Fund                   December 13, 2011   June 30, 2016
Invesco Select Companies Fund                    July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                    May 2, 2014      June 30, 2016
Invesco Unconstrained Bond Fund                October 14, 2014   June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2016
Invesco High Yield Fund                         July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2016
Invesco Money Market Fund                       July 1, 2007     June 30, 2016
Invesco Real Estate Fund                        July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2016
Invesco Comstock Fund                         February 12, 2010  June 30, 2016
Invesco Energy Fund                             July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2016
Invesco Technology Fund                         July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income
Fund                                          February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/ December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
----                                          ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
Fund                                          January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco Conservative Income Fund               July 1, 2014   June 30, 2016

                               CLOSED-END FUNDS

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco Advantage Municipal Income Trust II    May 15, 2012   June 30, 2016
Invesco Bond Fund                              May 15, 2012   June 30, 2016
Invesco California Value Municipal Income
Trust                                          May 15, 2012   June 30, 2016
Invesco Dynamic Credit Opportunities Fund      May 15, 2012   June 30, 2016
Invesco Exchange Fund                          May 15, 2012   June 30, 2016
Invesco High Income Trust II                   May 15, 2012   June 30, 2016
Invesco Municipal Income Opportunities Trust   June 1, 2010   June 30, 2016
Invesco Municipal Opportunity Trust            May 15, 2012   June 30, 2016
Invesco Municipal Trust                        May 15, 2012   June 30, 2016
Invesco Pennsylvania Value Municipal Income
Trust                                          May 15, 2012   June 30, 2016
Invesco Quality Municipal Income Trust         June 1, 2010   June 30, 2016
Invesco Senior Income Trust                    May 15, 2012   June 30, 2016
Invesco Senior Loan Fund                       May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade Municipals  May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade New York
Municipals                                     May 15, 2012   June 30, 2016
Invesco Value Municipal Income Trust           June 1, 2010   June 30, 2016